Putnam
Intermediate
Government
Income Trust

SEMIANNUAL REPORT
May 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "We believe that the fund's portfolio is positioned appropriately for today's economy and that its strategy of investing in both U.S. government securities and international government securities will allow it to continue to take advantage of opportunities in fixed-income markets around the world."

                          --  Kenneth J. Taubes, manager
                              Putnam Intermediate Government Income Trust

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

14 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Global diversification, astute currency strategies, and careful security selection all contributed to Putnam Intermediate Government Income Trust's performance during the semiannual period ended May 31, 1997. Supervision of such a diverse, multinational portfolio requires a depth and breadth of expertise your fund's management team is equipped to provide.

I am pleased to announce the addition of Kenneth J. Taubes and Gail A. Attridge to that team. Ken becomes the fund's lead manager and will oversee the taxable investment-grade sector. He has been managing funds at Putnam for nearly six years. Before joining Putnam, Ken was employed by United States Trust Company of Boston, Home Owners Savings Bank, and Bank of New England, N.A. He has 15 years of investment experience. Gail came to Putnam in 1993 from Keystone Custodian Funds, prior to which she was employed by County NatWest Securities Asia and Data Resources/McGraw-Hill. She has 12 years of investment experience. She will manage the fund's emerging markets securities.

In the following report, your fund's managers discuss overall results for the fiscal year's first half, then review prospects for the second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Managers
Kenneth J. Taubes, lead manager
D. William Kohli
Gail S. Attridge

Putnam Intermediate Government Income Trust's ability to seek opportunities in the U.S. and international fixed-income markets helped cushion the effect, to some extent, of what proved to be a challenging period for government bonds. For the six months ended May 31, 1997, your fund recorded a total return of -0.87% at net asset value and 2.29% at market price. For more information, please turn to pages 8 and 9.

*TREASURY YIELDS TAKE THE HIGH ROAD AS RATES RISE

Throughout the first three months of 1997, investors played a waiting game, trying to anticipate when the Federal Reserve Board would respond to an overheating U.S. economy. Major indicators supported a diagnosis of robust economic health. Fourth-quarter 1996 gross domestic product was revised to an above-trend 3.8%, retail sales soared in January, and lower-than-expected unemployment figures as well as rising durable goods orders all pointed to continued strong demand -- with few signs of inflation or wage pressures.

The wait ended on March 25, when the Fed issued a "preemptive strike" with a quarter-point increase in the target for the federal funds rate, the first tightening in more than two years. Although the increase was generally expected, it triggered a substantial equity selloff and pushed the yield of the 30-year Treasury bond past the 7% mark for the first time since the summer of 1996. In light of this environment, our strategy was to take advantage of the relatively higher yields and greater potential price appreciation offered by mortgage-backed securities in the U.S portion of the fund, and the core European markets of the international component of the fund.

* MORTGAGES DOMINATE U.S. SECTOR

The U.S. bond market has not been nearly as volatile as the U.S. equity market in 1997. Interest rates have moved within a fairly narrow range over the past several months, even as the stock market has swung wildly. U.S. bond valuations are more attractive today than at any time since 1995. However, offsetting the positive valuations are the persistent environment of economic strength, the threat of rising inflation, and a preemptive Fed.

The U.S. government securities sector of the portfolio consists primarily of mortgage-backed securities and U.S. Treasuries. Throughout the period, we maintained a relatively heavy weighting of mortgage-backed securities. These have been offering higher yields and, in our opinion, greater potential for price appreciation than U.S. Treasury holdings and appear likely to do so for some time.

Mortgage-backed securities pay more income to investors to compensate for the risk of prepayment, which is most substantial when interest rates are declining. As lower rates become available, many homeowners opt to refinance or prepay their mortgages, forcing investors in those mortgages to reinvest their money at lower prevailing rates. In February, when we believed volatility would trend lower, we increased the fund's share of mortgage-backed bonds with proceeds from the sale of U.S. Treasuries. The added income helped boost fund performance at a time when bond prices in general were falling.

The emphasis on mortgage-backed securities remains in place as we begin the second half of the year. However, in February, anticipating that the Fed would begin to tighten monetary policy, we began reconfiguring our holdings into a more defensive position -- a "barbell" strategy, which emphasizes the shorter and longer ends of the yield curve -- in order to shorten the average maturity of the portfolio. We established this positioning while maintaining the fund's intermediate focus, limiting the long end of the barbell to 10-year Treasuries rather than to holdings with longer maturities. Barbell positioning can be beneficial in a period of rising interest rates. We took the same approach with the fund's mortgage-backed securities, swapping current-coupon mortgages, which had performed especially well, for a combination of shorter-duration high-coupon mortgages and long-term mortgage securities.

[GRAPHIC OMITTED: TOP FIVE HOLDINGS PER SECTOR]

TOP FIVE HOLDINGS PER SECTOR*

U.S. GOVERNMENT OBLIGATIONS
   GNMA 7.50%, 2024-2027
   GNMA 8.00%, 2023-2027
   FNMA 7.50%, 2025-2027
   GNMA 7.00%, 2025-2026
   FNMA 7.00%, 2023-2027

FOREIGN BONDS
   Germany (Federal Republic of) 6.00%, 2007
   France Treasury notes 7.00%, 2000
   Italy (Government of) bonds 6.25%, 2002
   France Treasury notes 5.50%, 2001
   United Kingdom Treasury bonds 7.50%, 2006

Footnote reads:
*Based on net assets as of 5/31/97. Portfolio holdings will vary over time.

* STRENGTH OF CORE EUROPEAN MARKETS BOOSTS VALUE OF INTERNATIONAL HOLDINGS

Early in the fiscal year, the fund's international sector profited from holdings in higher-yielding markets in Europe, such as those in Italy, Spain, and Sweden. We had focused on bonds in these peripheral regions rather than in core Europe because of the attractive yields they offered. These countries have been making significant efforts to rein in fiscal budgets in order to gain acceptance into the European Monetary Union (EMU), which intends to create a single currency to be used among member nations. As a result of these efforts, Italy, Spain, and Sweden made significant reductions in their inflation levels, which resulted in lower bond yields. As yields declined, the fund's holdings in these markets benefited from price appreciation.

During the period, we began to reduce the fund's position in peripheral Europe, taking profits and shifting the portfolio's focus toward core European markets, such as Germany and France. This positioning was successful, since the higher-yielding markets later declined, while bonds from core Europe proved less volatile and delivered strong performance.

* OUTLOOK: A DIVERGENT STRATEGY FOR A RISING-RATE ENVIRONMENT

The bond market continues to hang on almost every new economic statistic for clues to the Fed's near-term plans. Even though the economic growth rate for the first quarter of 1997 was revised upward slightly, there are some signs of slower growth to support the view that policymakers will stand pat when they meet in July. But with consumer confidence measures near their all-time highs, consumer spending could speed up again, persuading central bank officials they need to raise rates once more.

We anticipate strong growth in 1997, bringing about additional Fed tightenings by year's end. This view is supported by a variety of leading and coincident indicators. Overseas, we believe that European bond markets are now fairly valued, and we believe that these markets offer important diversification benefits.

In this environment, we believe the portfolio is positioned appropriately for today's economy and that its strategy of investing in both U.S. government securities and international government securities will allow it to continue to take advantage of opportunities in fixed-income markets around the world.

PROPOSED MERGER WITH SIMILAR CLOSED-END FUND

After reviewing both the long-term performance for your fund and the current environment for the securities in which it invests, in response to Putnam Management's recommendation, the Trustees of your fund have approved a proposed recommendation to merge the fund into Putnam Master Intermediate Income Trust, a closed-end fund with similar objectives. Although the basic strategies of both funds are common, Putnam Master Intermediate Income Trust offers the advantages of a high-yield sector. Putnam believes that over the long term, adding a high yield component to your fund will be in the shareholders' best interest. You will have the opportunity to vote on the proposed merger in October 1997. You will receive further details in the mail in the coming weeks.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Intermediate Government Income Trust is designed for investors seeking high current income and relative stability of net asset value through a portfolio of U.S. government and foreign government securities with limited maturities.

TOTAL RETURN FOR PERIODS ENDED 5/31/97
                                                                    Market
                                                      NAV           price
------------------------------------------------------------------------------
6 months                                            -0.87%           2.29%
------------------------------------------------------------------------------
1 year                                               7.34           10.02
------------------------------------------------------------------------------
5 years                                             40.67           27.73
Annual average                                       7.06            5.02
------------------------------------------------------------------------------
Life of fund                                       105.79           73.97
Annual average                                       8.42            6.40
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97
                      Lehman Bros.   Lehman Bros.    Salomon Bros.
                          Govt.        Mortgage-        Non-U.S.   Consumer
                        Intermed.       Backed         World Govt.  Price
                       Bond Index  Securities Index    Bond Index   Index
------------------------------------------------------------------------------
6 months                  1.34%         2.19%            -4.98%     0.95%
------------------------------------------------------------------------------
1 year                    7.12          9.32              1.48      2.23
------------------------------------------------------------------------------
5 years                  36.06         36.92             52.13     14.60
Annual average            6.35          6.49              8.75      2.76
------------------------------------------------------------------------------
Life of fund             98.43        115.41            114.38     35.68
Annual average            7.99          8.99              8.93      3.48
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 5/31/97
------------------------------------------------------------------------------
Distribution (number)                 6
------------------------------------------------------------------------------
Income                             $0.300
------------------------------------------------------------------------------
  Total                            $0.300
------------------------------------------------------------------------------
Share value:                         NAV                      Market price
------------------------------------------------------------------------------
11/30/96                           $8.66                         $7.625
------------------------------------------------------------------------------
05/31/97                            8.25                          7.500
------------------------------------------------------------------------------
Current return (end of period)       NAV                      Market price
------------------------------------------------------------------------------
Current dividend rate1              7.27%                          8.00%
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or Market price at end of period.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)
                                                                    Market
(common shares)                                      NAV            price
------------------------------------------------------------------------------
6 months                                             1.15%           1.47%
------------------------------------------------------------------------------
1 year                                               7.34            7.26
------------------------------------------------------------------------------
5 years                                             39.81           28.06
Annual average                                       6.93            5.07
------------------------------------------------------------------------------
Life (6/27/88)                                     107.112          70.16
Annual average                                       8.46            6.12
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Government Intermediate Bond Index* is composed of all bonds covered by the Lehman Brothers Government Bond Index+ with maturities of 10 years or greater.

Lehman Brothers Mortgage-Backed Securities Index* reflects performance of 15- and 30-year fixed-rate securities backed by mortgage pools of the GNMA, FHLMC, and FNMA.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

+The Lehman Brothers Government Bond Index is an unmanaged list of U.S.
 government and mortgage-backed securities.


Portfolio of investments owned
May 31, 1997 (Unaudited)


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (68.4%) *
PRINCIPAL AMOUNT                                                                                    VALUE

U.S. Government Agency Mortgage Obligations (49.6%)
---------------------------------------------------------------------------------------------------------
 $   239,025     Federal Home Loan Mortgage Corp. 6 1/2s,
                   September 1, 2002                                                        $     235,344
  29,309,000     Federal National Mortgage Association TBA, 7 1/2s,
                   June 16, 2027                                                               29,189,712
                 Federal National Mortgage Association
                   Pass-Through Certificates
  45,788,040       7 1/2s, with due dates from May 1, 2025 to
                   February 1, 2027                                                            45,601,732
  35,731,622       7s, with due dates from November 1, 2023 to
                   April 15, 2027                                                              34,771,183
                 Government National Mortgage Association
                   Pass-Through Certificates
  51,451,585       8s, with due dates from July 15, 2023 to
                   February 15, 2027                                                           52,352,691
  60,415,914       7 1/2s, with due dates from May 15, 2024 to
                   February 15, 2027                                                           60,170,611
  41,984,504       7s, with due dates from July 15, 2025 to
                   June 15, 2026                                                               40,842,964
                                                                                           --------------
                                                                                              263,164,237

U.S. Treasury Obligations (18.8%)
---------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
  15,000,000       12 3/8s, May 15, 2004                                                       19,750,800
  20,000,000       11 5/8s, November 15, 2004                                                  25,784,400
   3,315,000       8 1/8s,                                                                      3,687,005
                 U.S. Treasury Notes
  15,020,000       9 1/8s, May 15, 1999                                                        15,813,206
   9,819,000       6 1/2s, October 15, 2006                                                     9,699,306
  25,055,000       6 1/4s, March 31, 1999                                                      25,090,328
                                                                                           --------------
                                                                                               99,825,045
                                                                                           --------------
                 Total U.S. Government and Agency Obligations
                   (cost $366,305,776)                                                     $  362,989,282

FOREIGN GOVERNMENT BONDS AND NOTES (34.2%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
AUD     7,800,000  Australia (Government of) bonds
                     9 3/4s, 2002                                                          $    6,633,958
USD     5,387,000  Banco Nacional Comercio Exterior, 8s, 2003                                   5,144,585
DKK    25,845,000  Denmark (Government of) bonds 8s, 2006                                       4,390,012
FRF   118,547,000  France Treasury notes 7s, 2000                                              22,289,305
FRF   120,540,000  France Treasury notes 5 1/2s, 2001                                          21,596,750
FRF    30,120,000  France Treasury notes 4 1/2s, 1998                                           5,284,073
DEM    44,220,000  Germany (Federal Republic of) bonds
                     6s, 2007                                                                  26,117,032
ITL    17,445,000  Italy (Government of) bonds 7 3/4s, 2001                                    10,667,770
ITL    38,085,000  Italy (Government of) bonds 6 1/4s, 2002                                    22,025,254
ZAR    17,305,000  South Africa (Republic of) bonds
                     Ser. 150, 12s, 2005                                                        3,374,223
ESP   642,800,000  Spain (Government of) bonds 7.9s, 2002                                       4,838,600
SEK    37,100,000  Sweden (Government of) bonds Ser. 1039,
                     5 1/2s, 2002                                                               4,659,482
GBP    10,790,000  United Kingdom Treasury bonds
                     7 1/2s, 2006                                                              18,044,009
GBP    10,210,000  United Kingdom Treasury bonds 7s, 2002                                      16,702,636
GBP     6,125,000  United Kingdom Treasury bonds 6s, 1999                                       9,875,643
                                                                                           --------------
                   Total Foreign Government Bonds and Notes
                     (cost $187,241,048)                                                   $  181,643,332

BRADY BONDS (0.7%) * [DIAMOND]
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
     $1,878,890   Argentina (Republic of) deb. 6.75s, 2005                                 $    1,752,065
      1,904,760   Venezuela (Government of) deb. Ser. A, 6 3/4s, 2007                           1,738,094
                                                                                           --------------
                  Total Brady Bonds (cost $3,490,159)                                      $    3,490,159

PURCHASED OPTIONS OUTSTANDING (--%)*
NUMBER OF                                                                   EXPIRATION DATE/
CONTRACTS                                                                   STRIKE PRICE            VALUE
---------------------------------------------------------------------------------------------------------
      9,700,000   U.S. Dollars in exchange for Swiss Francs (Call)          June 97/
                                                                            CHF 1.4555     $        9,700
      9,700,000   U.S. Dollars in exchange for Deutchemarks (Call)          June 97/
                                                                            DEM 1.709              63,050
      9,700,000   U.S. Dollars in exchange for Japanese Yen (Call)          June 97/
                                                                            JPY 125.25                970
                                                                                           --------------
                  Total Purchased Options Outstanding
                   (cost $396,827)                                                         $       73,720

SHORT-TERM INVESTMENTS (2.3%) * (cost $12,450,810)
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
    $12,447,000   Interest in $950,540,000 joint repurchase agreement
                    dated May 30,1997 with J.P. Morgan due June 2, 1997
                    with respect to various U.S. Treasury obligations --
                    maturity value of $12,452,715 for an effective yield
                    of 5.51%                                                               $   12,450,810
---------------------------------------------------------------------------------------------------------
                  Total Investments (cost $569,880,810) ***                                $  560,647,303
---------------------------------------------------------------------------------------------------------

        * Percentages indicated are based on net assets of $531,059,286.

      *** The aggregate identified cost on a tax basis is $571,415,962,resulting in gross unrealized appreciation and depreciation of $93,167 and
          $10,861,826, respectively, or net unrealized depreciation of $10,768,659.

          TBA after the name of a security represents to be announced securities
          (Note 1).

[DIAMOND] Brady Bonds are foreign bonds collateralized by the U.S. Government.
          The rates are floating and are the current rates at May 31, 1997.





TBA Sale Commitments Outstanding at May 31, 1997 (Unaudited)
(proceeds receivable $29,134,978)
                                 Principal      Delivery        Coupon          Market
                                  Amount          Month          Rate           Value
----------------------------------------------------------------------------------------
FNMA                           $29,309,000        June           7.5%        $29,189,712
----------------------------------------------------------------------------------------

Forward Currency Contracts to Buy at May 31, 1997 (Unaudited)
(aggregate face value $164,172,979)
                                              Aggregate Face   Delivery     Appreciation/
                                Market Value           Value     Date      (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars               $ 2,353,894     $ 2,416,636    09/17/97     $   (62,742)
British Pounds                     5,098,769       5,073,182    06/18/97          25,587
Canadian Dollar                   15,062,756      15,077,836    09/17/97         (15,080)
Danish Krone                       1,496,182       1,505,906    09/17/97          (9,724)
Deutschemarks                     65,942,655      66,031,005    06/18/97         (88,350)
Japanese Yen                      53,491,520      51,473,488    06/18/97       2,018,032
New Zealand Dollar                    80,310          80,072    06/18/97             238
Spanish Peseta                     4,976,203       5,022,702    09/17/97         (46,499)
Swedish Krona                      4,581,294       4,705,836    09/17/97        (124,542)
Swiss Franc                       12,758,429      12,786,316    09/17/97         (27,887)
----------------------------------------------------------------------------------------
                                                                            $  1,669,033
----------------------------------------------------------------------------------------

Forward Currency Contracts to Sell at May 31, 1997 (Unaudited)
(aggregate face value $138,535,289)
                                    Market    Aggregate Face   Delivery     Appreciation/
                                     Value             Value     Date      (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars               $ 5,015,008     $ 5,146,044    09/17/97       $ 131,036
British Pounds                    39,400,400      39,240,248    09/17/97        (160,152)
Deutschemarks                     33,512,542      33,550,625    06/18/97          38,083
French Franc                      24,446,976      24,711,825    09/17/97         264,849
Italian Lira                      16,080,607      16,308,899    09/17/97         228,292
Japanese Yen                       5,977,708       5,669,725    06/18/97        (307,983)
Swedish Krona                      3,674,500       3,776,705    09/17/97         102,205
Swiss Franc                       10,114,090      10,131,218    09/17/97          17,128
----------------------------------------------------------------------------------------
                                                                               $ 313,458
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $569,880,810) (Note 1)                                                $560,647,303
---------------------------------------------------------------------------------------------------
Cash                                                                                            727
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            6,903,508
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           42,733,592
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            3,096,264
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          2,447,128
---------------------------------------------------------------------------------------------------
Total assets                                                                            615,828,522

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     3,220,186
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         44,982,477
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                977,880
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   90,862
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                               14,181
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,944
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                               1,113,773
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             5,136,726
---------------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $29,134,978)                         29,189,712
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       41,495
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        84,769,236
---------------------------------------------------------------------------------------------------
Net assets                                                                             $531,059,286

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $560,513,880
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (2,914,643)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions (Note 1)                                                  (19,148,255)
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                        (7,391,696)
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $531,059,286

Computation of net asset value
---------------------------------------------------------------------------------------------------
Net asset value per share ($531,059,286 divided by
64,333,052 shares)                                                                            $8.25
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended May 31, 1997 (Unaudited)

Interest income:                                                                      $ 18,524,224
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,989,531
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             326,347
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          12,034
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             5,767
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     16,857
--------------------------------------------------------------------------------------------------
Auditing                                                                                    16,552
--------------------------------------------------------------------------------------------------
Postage                                                                                     41,770
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       23,027
--------------------------------------------------------------------------------------------------
Other                                                                                       10,353
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,442,238
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (40,677)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,401,561
--------------------------------------------------------------------------------------------------
Net investment income                                                                   16,122,663
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                        (9,899,393)
--------------------------------------------------------------------------------------------------
Net realized loss on forward currency transactions                                      (3,013,517)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                     5,642,532
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments,
written options, and TBA sale commitments during the period                            (15,585,432)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                (22,855,810)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                  $ (6,733,147)
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                    Six months ended        Year ended
                                                                                              May 31       November 30
                                                                                                1997*             1996
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 16,122,663       $ 34,846,381
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                           (12,912,910)         7,561,592
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                             (9,942,900)        (7,096,906)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                     (6,733,147)        35,311,067
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (19,316,327)       (38,008,000)
In excess of net investment income                                                               --           (959,831)
Shares repurchased (Note 4)                                                              (2,028,164)        (3,254,878)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                            (28,077,638)        (6,911,642)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     559,136,924        566,048,566
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and undistributed net investment
income of $2,914,643 and $279,021, respectively)                                       $531,059,286       $559,136,924
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                                                64,600,552         65,037,152
----------------------------------------------------------------------------------------------------------------------
Shares repurchased (Note 4)                                                                (267,500)          (436,600)
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                                      64,333,052         64,600,552
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.






Financial highlights
(For a share outstanding throughout the year)

------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
                                  May 31
                              (Unaudited)                                     Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year                  $8.66            $8.70            $8.07            $9.05            $9.32            $9.21
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .25              .54              .58              .56              .55              .60
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.36)             .01              .65             (.84)             .21              .28
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.11)             .55             1.23             (.28)             .76              .88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.30)            (.59)            (.60)            (.39)            (.55)            (.60)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --             (.01)              --               --             (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --             (.07)            (.44)            (.17)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                     --               --               --             (.24)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.30)            (.60)            (.60)            (.70)           (1.03)            (.77)
------------------------------------------------------------------------------------------------------------------------------------
Increase in net asset value
from shares repurchased (c)           --              .01              --                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year                        $8.25            $8.66            $8.70            $8.07            $9.05            $9.32
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of year                       $7.500           $7.625           $7.750           $7.250           $8.125           $9.125
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)              2.29 *           6.44            15.58            (2.38)            (.01)            8.69
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(in thousands)                  $531,059 *       $559,137         $566,049         $525,592         $589,227         $601,573
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .45 *            .90             1.00              .87              .89              .92
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.00 *           6.31             6.85             6.64             5.98             6.51
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            162.70 *         326.92           416.86           242.42           303.68           216.24
------------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts  paid through expense offest arracngements.  Prior period ratios exclude these amounts. (Note 2).

(c) See (Note 4) to the financial statements.




Notes to financial statements
May 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Intermediate Government Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value by investing in a portfolio of U.S. government and agency obligations and foreign governmental obligations with limited maturities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund had a capital loss carryover of approximately $4,700,000 available to offset future net capital gain, if any, which will expire on November 30, 2002.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75 % of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 1997, fund expenses were reduced by $40,677 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $900 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $358,916,854 and $342,286,085, respectively. Purchases and sales of U.S. government obligations aggregated $498,523,128 and $497,208,998, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Share Repurchase Program

The Trustees authorized the fund to repurchase up to 3,250,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the period ended May 31, 1997, the fund repurchased 267,500 shares for $2,028,164, which reflects a discount from net asset value of $241,931 or 10.64%. As of May 31, 1997, 765,200 shares had been repurchased since the inception of the program.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34402-076   7/97